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EXHIBIT 99.2


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:                                      )        Chapter 11
                                            )
CELLNET DATA SYSTEMS, INC., ET AL.,         )        Case No. 00-00844 (PJW)
                                            )
                                            )        (Jointly Administered)
                                   Debtors. )


                STIPULATION MODIFYING AUTOMATIC STAY BY AND AMONG
                CELLNET FUNDING, LLC, CELLNET DATA SYSTEMS, INC.,
                      THE BANK OF NEW YORK, AS ESCROW AGENT
                     AND THE UNOFFICIAL COMMITTEE OF HOLDERS
                OF PREFERRED SECURITIES OF CELLNET FUNDING, LLC.

                                   BACKGROUND

     A. On February 4, 2000 (the "Petition Date"), CellNet Data Systems, Inc. ("CellNet"), CellNet Funding, LLC ("Funding") and certain of CellNet's other subsidiaries and affiliates (collectively, the "Debtors") each filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. Sections 101 ET SEQ. (the "Bankruptcy Code"). The chapter 11 case commenced by Funding is hereinafter referred to as the "Chapter 11 Case".

     B. The Debtors have remained in possession of their assets and continue their business operations as debtors in possession pursuant to sections 1107 and 1108 of the Bankruptcy Code. The Debtors' chapter 11 cases are being jointly administered pursuant to an order of this Court.

     C. This Court has jurisdiction over this matter pursuant to 28 U.S.C. Sections 157 and 1334. This matter is a core proceeding pursuant to 28 U.S.C.
Section 157(b)(2)(A). Venue is proper pursuant to 28 U.S.C. Sections 1408 and 1409.

                            THE PREFERRED SECURITIES

     D. Funding is a special purpose limited liability company organized under the laws of the State of Delaware. SEE Amended and Restated Limited Liability Company Agreement of CellNet Funding, LLC, dated as of May 13, 1998 (the "Funding LLC Agreement"). All of Funding's common limited liability interests are owned directly by CellNet, its parent and managing member.

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     E. Funding was organized for the sole purposes of (i) issuing 7%
Exchangeable Limited Liability Company Preferred Securities Mandatorily Redeemable 2010 having a liquidation preference of $25 per preferred security (the "Funding Preferred Securities"), (ii) using the proceeds thereof to purchase Preferred Stock Redeemable 2010 of CellNet having a liquidation preference of $10 per preferred share (the "CellNet Preferred Stock") and (iii) using the remaining proceeds thereof to purchase, and "place into escrow," Treasury Strips in an amount sufficient to fund the cash payment of the first twelve distributions on the Funding Preferred Securities.

     F. On May 19, 1998, Funding issued and sold 4,400,000 of the Funding Preferred Securities in a public offering underwritten by Morgan Stanley & Co. Incorporated ("Morgan Stanley").(1)

     G. Pursuant to a Guarantee Agreement, dated as of May 19, 1998 (the "Guarantee Agreement"), CellNet guaranteed Funding's obligations to the holders of the Funding Preferred Securities (the "Funding Preferred Securityholders").

                              THE ESCROW AGREEMENT

     H. On May 19, 1998, CellNet, Funding and The Bank of New York, as Escrow Agent (the "Escrow Agent") entered into an Escrow and Security Agreement (the "Escrow Agreement"). A portion of the Offering Proceeds (approximately $21,405,388.44) were retained and used by Morgan Stanley to purchase, and immediately place into the escrow established pursuant to the Escrow Agreement (the "Escrow"), Treasury Strips (together with all cash and other securities in the Escrow Account (as defined in the Escrow Agreement), the "Escrowed Property"), in an amount anticipated to be sufficient upon maturity to provide for the payment in cash of the first twelve distributions to the Funding Preferred Securityholders.

                            THE UNOFFICIAL COMMITTEE

     I. Certain of the Funding Preferred Securityholders have formed an Unofficial Committee of Holders of Preferred Securities of CellNet Funding, LLC (the "Unofficial Committee").

     J. On April 17, 2000, the Unofficial Committee, joined by The Bank of New York, as Escrow Agent (together, the "Movants"), filed its Limited Objection to CellNet's Motion to Sell Substantially all of its Assets and Motion for an Order
(i) Dismissing CellNet Funding LLC's Chapter 11 Case, or Alternatively (ii) Granting the Movants Relief from Automatic Stay (the "Dismissal Motion").

     K. The Dismissal Motion asked the Court to dismiss Funding's chapter 11 case as a bad faith filing. The Dismissal Motion argued that as a special purpose vehicle beyond

____________________________

  (1)The proceeds of such offering are hereinafter referred to as the "Offering Proceeds". At present, 4,364,000 Funding Preferred Securities remain outstanding (after redemption of 53,600 Funding Preferred Securities).


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the reach of CellNet and its creditors, Funding did not belong in chapter 11 under any circumstances. The Dismissal Motion also asked that the Court determine that the Escrow is not property of Funding's estate under section 541 of the Bankruptcy Code. Finally, the Dismissal Motion requested that, even if Funding's case survived and the Escrow did constitute property of Funding's estate, the Court grant relief from the stay.

     L. CellNet and Funding maintain that the decision to commence the Chapter 11 Case was consistent with their directors' respective fiduciary duties and that the Chapter 11 Case was not a bad faith filing.

     M. CellNet and Funding have now determined (after conducting further analysis during the pendency of these cases) that the Escrowed Property is not property of Funding's estate. Cell Net and Funding have now further determined that if the Escrowed Property were considered to be property of Funding's estate, that the Movants are entitled to relief from the automatic stay to pursue their remedies against the Escrowed Property. With respect to the automatic stay, CellNet and Funding have concluded that if the Escrowed Property were considered to be property of Funding's estate, that cause exists to modify the automatic stay because Funding has no equity in the Escrowed Property and the Escrowed Property is not necessary to an effective reorganization. Consequently, CellNet and Funding determined that modifying the automatic stay to permit the Escrow Agent to resume distributions under the Escrow Agreement and to exercise its other rights and remedies under the Escrow Agreement and state law would avoid the incurrence of additional administrative expenses and unnecessary litigation costs and would be in the best interests of their respective estates.

                                THIS STIPULATION

     N. The parties are entering into this Stipulation to modify the automatic stay pursuant to section 362 of the Bankruptcy Code to permit the Escrow Agent to resume distributions under the Escrow Agreement and to exercise its rights and remedies under the Escrow Agreement and state law as described below.

     NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED, by and between the parties hereto, subject to approval by this Court, as follows:

     1. To the extent that the Escrowed Property is considered to be property of Funding's estate, the automatic stay in the Chapter 11 Case is hereby modified to permit the Escrow Agent to distribute the Escrowed Property as follows: (a) an amount equal to the March 1, 2000 cash dividend shall be paid to the holders of record (the "Record Holders") as of the Approval Date (as defined below); (b) in lieu of the payment of the remaining secured quarterly cash dividends on June 1, 2000, September 1, 2000, December 1, 2000, March 1, 2001 and June 1, 2001,
the Treasury Strips now in Escrow shall be liquidated not later than the fifth business day after the Approval Date (the "Distribution Date"); and (c) on the Distribution Date all funds then in Escrow shall be paid out as follows: first, to the Escrow Agent and counsel to the Unofficial Committee in respect of their fees and costs; second to CellNet the amount of $200,000 to cover the costs (the "CellNet Costs") of (i) processing the K-1's and tax returns and


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tracking the Funding Preferred Securities and (ii) the salary of a Funding officer to wind-up Funding (collectively, the "Administrative Actions"); and third (pro rata on the basis of the 4,400,000 Funding Preferred Securities originally issued) to the Record Holders of the Funding Preferred Securities outstanding on the Distribution Date, and to CellNet in respect of the Funding Preferred Securities previously exchanged for CellNet common stock.

     2. Upon the Escrow Agent's distribution of the Escrowed Property to the Funding Preferred Securityholders, the Unofficial Committee and the Escrow Agent for themselves and for each of their members, subsidiaries, affiliates and predecessors (the "Funding Releasors"), hereby irrevocably waive and fully and forever release and discharge Funding and CellNet, and each of CellNet's and Funding's present and former officers, directors, employees and attorneys (the "CellNet Releasees"), of and from any and all debts, demands, actions, contracts, agreements, promises, judgments, damages, causes of action, claims, rights, obligations, liabilities, suits, sums and sums of money, accounts, reckonings and presentments whatsoever, both at law and in equity, known or unknown, which exist now or which may arise in the future (collectively, "Claims"), which in any way relate to or arise out of (x) the Guarantee or (y) the commencement or continuation of the Chapter 11 Case, including without limitation, all Claims against any of Funding's officers or directors for breach of fiduciary duty (collectively, the "Funding Released Claims," which Funding Released Claims the Funding Releasors represent and warrant they have not transferred or assigned in whole or in part to any other person or entity), that the Funding Releasors had, have, can, shall or may have against any of the CellNet Releasees; PROVIDED, HOWEVER, that the waivers and releases hereunder by the Escrow Agent shall not bind any of the Funding Preferred Securityholders.

     3. Notwithstanding anything contained in Paragraph 2 hereof to the contrary, each of the Funding Preferred Securityholders, the Unofficial Committee and the Escrow Agent, do not release or waive, and hereby specifically preserve all rights with respect to, and all Claims and security interests which they may have against the Escrowed Property and all rights to enforce this Stipulation and Order against CellNet and Funding.

     4. The Recitals hereto are incorporated herein and made a part hereof as if fully set forth herein.

     5. Funding agrees to perform the Administrative Actions.

     6. From and after the Approval Date, Funding and its officers and directors
(x) shall provide reasonable cooperation to the Escrow Agent in pursuing its rights and remedies under the Escrow Agreement and (y) consent to the Escrow Agent's exercise of its rights and remedies under the Escrow Agreement, including, without limitation, the distribution of the Escrowed Property to the Funding Preferred Securityholders.

     7. Each of the parties' obligations to consummate the transactions contemplated by this Stipulation are expressly subject to this Court having (x) "so ordered" this Stipulation and (y) approved this Stipulation and authorized the Debtors to enter into and consummate the transactions contemplated by this Stipulation (the "Approval"), and such Approval shall be in full force and effect, no stay having been granted with respect thereto. The


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date that this Stipulation shall have been entered is hereinafter referred to as the "Approval Date."

     8. This Stipulation shall take effect and be binding on the parties upon the Approval Date. Absent the Approval, this Stipulation shall be void.

     9. If this Court does not "so order" this Stipulation or such order does not become final and non-appealable, the Movants shall not be deemed to have waived any of their rights and claims against Funding, CellNet or the Escrowed Property as described in the Dismissal Motion or otherwise.

     10. This Stipulation may not be amended or modified except by subsequent agreement in writing signed by all parties.

     11. This Stipulation shall constitute the entire agreement between the parties with respect to the subject matter hereof and shall supersede any previous negotiations, commitments and writings with respect to such subject matter.

     12. This Stipulation shall be governed by, and construed in accordance with, the laws of the State of New York (without regard to the conflicts of laws provisions thereof) and of the United States. This Court shall retain sole and exclusive jurisdiction over any claim, dispute, matter or otherwise that may arise with respect to the subject matter hereof.

     13. This Stipulation may be executed in one or more counterparts, all of which shall be considered one and the same document, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

                                      RICHARDS, LAYTON & FINGER, P.A.

                                      /s/  John H. Knight

                                      -------------------------------------
                                      Mark D. Collins (No. 2981)
                                      John H. Knight (No. 3848)
                                      One Rodney Square
                                      P.O. Box 551
                                      Wilmington, Delaware 19899
                                      Telephone: (302) 658-6541
                                      Facsimile:   (302) 658-6548

                                                    -and-


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                                      SIMPSON THACHER & BARTLETT
                                      Mark Thompson
                                      425 Lexington Avenue
                                      New York, New York 10017
                                      Telephone: (212) 455-7355
                                      Facsimile:  (212) 455-2502

                                      Attorneys for CellNet and Funding

                                      COZEN & O'CONNOR

                                      /s/  Mark E. Felger

                                      -------------------------------------
                                      Mark E. Felger
                                      David W. Carickhoff, Jr. (No. 3715)
                                      Chase Manhattan Centre
                                      1201 North Market Street, Ste. 1400
                                      Wilmington, Delaware 19801
                                      (302) 295-2000

                                            -and-

                                      PAUL, WEISS, RIFKIND, WHARTON &
                                      GARRISON
                                      Andrew N. Rosenberg
                                      1285 Avenue of the Americas
                                      New York, New York 10019-6064

                                      Attorneys for the Unofficial Committee of Holders of Preferred Securities

                                            -and-

                                      CARTER, LEDYARD & MILBURN

                                      /s/ James Gadsden  (MEF with permission)

                                      -------------------------------------
                                      James Gadsden
                                      2 Wall Street
                                      New York, New York 10005
                                      (212) 732-3200

                                      Attorneys for The Bank of New York,
                                      as Escrow Agent


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SO ORDERED:


-------------------------------
Peter J. Walsh
CHIEF U.S. BANKRUPTCY JUDGE


Dated:      Wilmington, Delaware
            June ____, 2000


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